Equity	6 Months Ended
Jun. 30, 2018
Equity [Abstract]
EQUITY

NOTE 6:- EQUITY

a.	Composition of share capital as of June 30, 2018, and December 31, 2017:

	Authorized	Issued and outstanding
	Number of shares

Ordinary shares of NIS 0.1 par value each	300,000,000	139,885,534

Description of American Depositary Shares (“ADSs”):

The Bank of New York Mellon, as depositary, will register and deliver ADSs. Each ADS will represent forty (40) ordinary shares [or the right to receive forty (40) ordinary share]) deposited with the principal Tel Aviv office of Bank HaPoalim, as custodian for the depositary. Each ADS will also represent any other securities, cash or other property which may be held by the depositary.

b.	There were no changes to the Company’s share capital during the interim period.

c.	Rights attached to shares:

Voting rights at the shareholders meeting, right to dividends, rights upon liquidation of the

Company and right to nominate the directors in the Company.

d.	Capital management in the Company:

The Company’s capital management objectives are to preserve the Company’s ability to ensure business continuity thereby creating a return for the shareholders, investors and other interested parties.

The Company is not under any minimal equity requirements nor is it required to attain a certain level of capital return.

e.	Issuance of shares:

1.	On March 6, 2017, as part of a private placement, the Company issued to a private investor (the Investor) 5,357,143 Ordinary Shares, at a price per share of NIS 0.70 (approximately USD 0.19). Pursuant to the agreement, in the event that the Company raises additional funds by means of private placements (excluding public offerings) upon less favorable terms relating to the price per share, then the Company would be required to issue to the Investor, for no additional consideration, such number of Ordinary Shares reflecting the difference between the new price per share and the price per share actually paid by the Investor. In addition, in the event that the Company raises additional funds by means of a public offering of its Ordinary Shares of American Depository Shares (“ADSs”) upon less favorable terms relating to the price per share, then immediately following the closing of such public offering, the Company would be required to pay the Investor an amount, calculated as the number of his purchased shares (5,357,143 Ordinary Shares) multiplied by the difference between NIS 0.70 and the future public offering price per share.

Pursuant to the Company’s sole discretion, the Company may choose to pay this sum in cash and/or in Ordinary Shares (at a price per share of such public offering). In addition, the Investor is entitled to preemptive rights to participate in its future private placements upon the same terms offered to future investors, on a pro-rata basis to his holdings. Since the Company has issued ADSs in the IPO which took place in March 2017 [see Note 6e(2)] at a public offering price of USD 6.00 per ADS, which is less than USD 7.71 per ADS (approximately USD 0.19 per Ordinary Share), the Company issued the Investor an additional 1,529,910 Ordinary Shares. These issuances had no impact on the Company’s Profit or Loss for the year ended on December 31, 2017.

2.	On March 27, 2017, the Company announced the closing of its initial public offering in the United States. The offering included 2,000,000 ADSs. Each ADS, representing 40 Ordinary shares of the Company, was issued at a price of USD 6.00. The gross proceeds from this offering was USD 12 million, prior to deducting underwriting discounts, commissions and other offering expenses of approximately USD 1.7 million. The Company granted the underwriters a 45-day option to purchase up to an additional 300,000 ADSs to cover over-allotments (“Green Shoe”), if any. The underwriters decided to exercise their Green Shoe option and invested another USD 1.8 million in the Company, prior to deducting underwriting discounts of approximately USD 0.1 million.